SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2007

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia		30350
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Market.

Item 3.02. Unregistered Sales of Equity Securities.

On December 31, 2007, Perma-Fix Environmental Services, Inc. (the “Company”), issued to Associated Mezzanine Investors-PESI, L.P. (“AMI”) 290,312 shares of the Company’s common stock upon the cashless exercise by AMI of a warrant to purchase 712,073 shares of common stock (the “AMI Warrant”). The AMI Warrant was issued to AMI on July 31, 2001, pursuant to a Note and Warrant Purchase Agreement, dated July 31, 2001 (the “Purchase Agreement”), and provided an exercise price of $1.50 per share. Pursuant to the cashless exercise provisions of the AMI Warrant, AMI surrendered the right to purchase the remaining 421,761 shares under the AMI Warrant. The Company received no other consideration upon the exercise of the AMI Warrant. When aggregated with the issuance of common stock described below, the exercise of the AMI Warrant resulted in the issuance by the Company of more than 1% of its outstanding shares of common stock in unregistered transactions since the filing of the Company’s Form 10-Q on November 9, 2007.

The Company issued to Bridge East Capital, L.P. (“BEC”) 273,321 shares of the Company’s common stock upon the November 8, 2007, cashless exercise by BEC of a warrant to purchase 569,658 common stock (the “BEC Warrant”). The BEC Warrant was issued to BEC on July 31, 2001, pursuant to the Purchase Agreement, and provided an exercise price of $1.50 per share. Pursuant to the cashless exercise provisions of the BEC Warrant, BEC surrendered the right to purchase the remaining 296,337 shares under the BEC Warrant. The Company received no other consideration upon the exercise of the BEC Warrant.

The foregoing shares of common stock were issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption from registration set forth in section 4(2) of the Act or Regulation D promulgated thereunder. The Company based such reliance on representations by each of AMI and BEC, including representations as to their respective investment intent, sophistication, and accredited investor status. The shares of common stock issued to AMI and BEC as described above are registered for resale by the holder thereof under the Company’s Form S-3 Registration Statement, file no. 333-70676, which includes the Prospectus, dated December 2, 2002, as supplemented and amended by the First Supplement, dated September 20, 2005, the Second Supplement dated July 17, 2006, and the Third Supplement, dated August 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2008

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Steven Baughman
Steven Baughman
Vice President and Chief Financial Officer